UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 28, 2016
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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 28, 2016, First NBC Bank Holding Company (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it had not filed its Quarterly Reports on Form 10-Q for the periods ended March 31, 2016 and June 30, 2016 within the exception period granted by Nasdaq staff.  Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. In accordance with the Company’s compliance plan previously submitted to and accepted by Nasdaq, Nasdaq staff had granted an exception until September 26, 2016 for the Company to regain compliance with the rule. The Company previously filed its Annual Report on Form 10-K for the year ended December 31, 2015 in accordance with the plan and today filed its Quarterly Report on Form 10-Q for the period ended March 31, 2016.
The Notice states that the Company’s common stock is subject to suspension in trading on October 7, 2016 and delisting from The Nasdaq Global Select Market unless the Company requests a hearing before the Nasdaq Listing Qualifications Panel by October 5, 2016. Under Nasdaq rules, a timely request for a hearing automatically stays the delisting process (and suspension of trading of the company’s securities) for an additional 15 calendar days from the date of the request unless the company requests and the panel grants a further stay. The Company intends to timely request a hearing before the Panel and expects to file its Quarterly Report on Form 10-Q for the period ended June 30, 2016 within the automatic stay period provided under Nasdaq rules.

Item 7.01.	Regulation FD Disclosure.
On September 30, 2016, the Company issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2016 and the receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 30, 2016, announcing the filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016 and receipt of a non-compliance notice from Nasdaq.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: September 30, 2016

FIRST NBC BANK HOLDING COMPANY
By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr. Chief Executive Officer and President

Exhibit No.	Description
99.1	Press release, dated September 30, 2016, announcing the filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016 and receipt of a non-compliance notice from Nasdaq.